SEI TAX EXEMPT TRUST
SEI DAILY INCOME TRUST
SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI ASSET ALLOCATION TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI INSURANCE PRODUCTS TRUST
ADVISER MANAGED TRUST
NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST
(each, a "Trust" and, collectively, the "Trusts")

Supplement dated December 20, 2019
to each Trust's current Statement of Additional Information (each, an "SAI" and, collectively, the "SAIs")

This Supplement provides new and additional information beyond that contained in each SAI and should be read in conjunction with each SAI.

Change in Membership of the Board

Each SAI is hereby amended and supplemented as appropriate for each Trust to reflect the following change in the membership of the Board of Trustees of the Trusts.

At a meeting held on December 4, 2019, the Board of Trustees of the Trusts (the "Board") approved the appointment of a new independent Trustee, Christine Reynolds, to the Board. Accordingly, the below changes are hereby made to each SAI, adjusted as appropriate, to reflect this change to the Board.

Under the section titled "Trustees and Officers of the Trust," under the heading titled "Members of the Board," the first sentence is hereby deleted and replaced with the following:

There are ten members of the Board, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees").

In addition, under the same section, under the heading titled "Independent Trustees," the following paragraph is hereby added as the last paragraph in the section:

CHRISTINE REYNOLDS (Born: 1958)—Trustee (since 2019)—Retired since December 2016. Executive Vice President at Fidelity Investments from 2014 to 2016. President at Fidelity Pricing and Cash Management Services ("FPCMS") and Chief Financial Officer of Fidelity Funds from 2008 to 2014. Chief Operating Officer of FPCMS from 2007 to 2008. President, Treasurer at Fidelity Funds from 2004 to 2007. Anti-Money Laundering Officer at Fidelity Funds in 2004. Executive Vice President at Fidelity Funds from 2002 to 2004. Audit Partner at PricewaterhouseCoopers from 1992 to 2002. Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, and SEI Catholic Values Trust.

In addition, under the same section, under the heading titled "Individual Trustee Qualifications," the following paragraph is hereby added as the eleventh paragraph of the section:

The Trust has concluded that Ms. Reynolds should serve as Trustee because of the experience she has gained in her various roles with Fidelity, which she joined in 2002, including Chief Financial Officer of Fidelity Funds, her experience as a partner of a major accounting firm, and her experience in and knowledge of the financial services industry.

In addition, under the same section, under the heading titled "Board Standing Committees," under the sub-headings titled "Audit Committee" and "Governance Committee," the references to "Mmes. Lesavoy and Cote" are hereby deleted and replaced with "Mmes. Lesavoy, Cote and Reynolds" to reflect Ms. Reynolds' addition as a member of the Audit Committee and Governance Committee.

In addition, under the same section, under the heading titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart:

Name	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of Shares (Fund Complex)
Ms. Reynolds†	None	None

†  Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

In addition, under the same section, under the heading titled "Board Compensation," the following text, and footnote, is hereby added to, and below, the chart:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Ms. Reynolds†	$0	$0	$0	$0

†  Ms. Reynolds became a Trustee for the Trust effective December 4, 2019.

Other than as set forth herein, there are no other changes to the membership of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1258 (12/19)